UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

SKULLCANDY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35240	56-2362196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 West Ute. Blvd, Suite 250

Park City, Utah 84098

(Address of principal executive offices, including zip code)

(435) 940-1545

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 15, 2016, Skullcandy, Inc. (the “Company”) issued a press release announcing that the Company has received an unsolicited proposal from Mill Road Capital Management LLC to acquire the Company for $6.25 per share in cash, which the Company’s Board of Directors has determined is not reasonably likely to lead to a “Superior Proposal” pursuant to the Agreement and Plan of Merger, dated as of June 23, 2016, as amended on August 3, 2016, by and among Incipio, LLC, Powder Merger Sub, Inc. and the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skullcandy, Inc.

Date: August 15, 2016	/s/ Patrick Grosso
	Name:	Patrick Grosso
	Title:	Vice President, Strategic Initiatives and Corporate Affairs, Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 15, 2016